SCHEDULE 14A/A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                                (Amendment No. 1)

Filed by the Registrant: [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under 14a-12

                       KREISLER MANUFACTURING CORPORATION
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box) :
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                       KREISLER MANUFACTURING CORPORATION


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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 28, 2000
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TO OUR STOCKHOLDERS:

         The Annual Meeting of stockholders of KREISLER MANUFACTURING CORPORATION (the "Company") will be held on Tuesday, November 28, 2000 at 1:30 P.M. (prevailing time), at the office of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707 for the following purposes:

         1.       To elect directors, as described in the accompanying Proxy
                  Statement.

         2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

         The Board of Directors has fixed October 19, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      By order of the Board of Directors.

                                      /s/ Edward L. Stern

                                      EDWARD L. STERN, Secretary
October 19, 2000

                       KREISLER MANUFACTURING CORPORATION
                          5960 CENTRAL AVENUE, SUITE H
                          ST. PETERSBURG, FLORIDA 33707

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                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
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         The accompanying proxy is solicited by and on behalf of Kreisler
Manufacturing Corporation (the "Company") for use at the Annual Meeting of stockholders to be held on Tuesday, November 28, 2000 at 1:30 p.m. (prevailing time) at the offices of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707, and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to stockholders is October 27, 2000.

         The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph, facsimile transmission or teletype by directors, officers or employees of the Company without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of the Company's Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual stockholder reports to any beneficial owners of the Company's Common Stock they hold of record, upon request of such record holders.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions therein. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Company Common Stock for the election of all nominees for directorships, as described herein. Sending in a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is voted.

         The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Annual Meeting which are not reflected in the attached Notice of Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this


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

Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (iv) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed Proxy will vote in accordance with their best judgment.

         The Company had 1,955,379 shares of Common Stock outstanding at the close of business on October 19, 2000, the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for transaction of business at the Annual Meeting. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. Each share of Common Stock is entitled to one vote on each matter which may be brought before the meeting. The election of directors will be determined by a plurality vote and the nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law. In a vote on any other matter to come before the meeting an abstention or broker non-vote will have the same legal effect as an "against vote."


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The By-laws of the Company provide that the Board of Directors shall consist of not less than three directors and subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or the directors. The Board of Directors by resolution has set the number of directors at six.

         The following table sets forth information concerning the Company's nominees for election to the Board of Directors. If any of the nominees become unable or for good cause will not serve, the persons named in the enclosed proxy will vote in accordance with their best judgement. The Company expects all nominees to be willing and able to serve. Directors of the Company serve until the next Annual Meeting of stockholders and until their successors have been elected and qualified.

                                                                           Director of           Age as of
                                              Principal                    The Company          October 19,
              Name                            Occupation                      Since                2000
      -------------------            ----------------------------      -----------------    ------------------
Edward L. Stern (1)              Chairman of the Board and President          1968                   70
                                 of the Company

Robert S. Krupp (1)(2)           Financial Consultant                         1989                   49

Harry Brill-Edwards (2)          President, Gas Turbine Consulting            1994                   58

                                 Engineering Consultant
Wallace N. Kelly (2)                                                          2000                   61


Edward A. Stern                  Vice-President, Kreisler Industrial          1994                   39
                                 Corporation

Michael D. Stern                 Vice-President, Kreisler Industrial          1994                   34
                                 Corporation

----------
(1)      Member of Compensation Committee
(2)      Member of Audit Committee

         Except for Robert S. Krupp and Harry Brill-Edwards each of the nominees is an executive officer of the Company or its wholly owned subsidiary, Kreisler Industrial Corporation, and has had the same principal occupation or employment for the past five years. Edward A. Stern and Michael D. Stern are the sons of Edward L. Stern.

         Mr. Edward L. Stern joined the Company in 1948, and has been a director since 1968. In 1972, he became Chairman, President and Chief Executive Officer and continues to hold these positions currently.

         Mr. Krupp has been a financial consultant since 1988. From May 1987 until October 1988, Mr. Krupp was a Partner/Consultant with the Canaan Group, Ltd., a venture capital consulting firm. From May 1985 until May 1987, Mr. Krupp was a self-employed financial consultant and from December 1980 until May 1985, Mr. Krupp was Vice President-Finance of Kinetics Technology International, Inc., an engineering firm.

         Mr. Brill-Edwards is the President of Gas Turbine Consultants, a technology, marketing and planning consulting company that he founded in 1993. From 1966 to 1993 Harry Brill-Edwards worked for Chromalloy Gas Turbine Corporation. He became President of the Chromalloy Research and Technology Division in 1979. In 1987 he was promoted to Chief Operating Officer of Chromalloy Gas Turbine Corporation with full responsibility for Chromalloy's worldwide operations comprising 28 divisions.

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

         Mr. Wallace N. Kelly joined the Company in February 2000 and is currently Chief Operating Officer and Executive Vice-President. Mr. Kelly has been an engineering consultant since 1993. From 1988 to 1993 Wallace N. Kelly worked for Chromalloy Gas Turbine Corporation. From 1961 to 1988 Mr. Kelly held various engineering positions with Pratt and Whitney Division of United Technology Corporation and General Electric Aircraft Engine group.

         Edward A. Stern joined the Company in 1991, and is currently Vice President of Administration, responsible for sales, purchasing, production control and estimating. Prior to joining Kreisler, his experience included five years with American Airlines in the Corporate Finance area.

         Michael D. Stern joined the Company in 1990, and is currently Vice President of Operations, responsible for sales, manufacturing, engineering quality and estimating. Prior to joining Kreisler, he was a marketing representative for Aetna Life and Casualty and a member of their Connections Executive Training program.

Board of Directors, Committees and Attendance at Meetings

         The Board of Directors of the Company held four meetings and the audit committee and the compensation committee each held one meeting during the Company's fiscal year ended June 30, 2000. All directors attended all Board and applicable committee meetings.

         The Board has two standing committees. The Company does not have a standing nominating committee.

         -- The Compensation Committee reviews and makes recommendations to the Board regarding the salaries, bonuses and other forms of compensation for executive officers of the Company. The current members of the Compensation Committee are Edward L. Stern and Robert S. Krupp.

         -- The Audit Committee reviews the results and scope of the annual audit of the Company's financial statements, proposes changes in the Company's financial and accounting standards and principles and the Company's policies and procedures with respect to its internal accounting and financial controls. The Audit Committee also makes recommendations to the Board of Directors on the engagement of the Company's independent accountants as well as other matters which may come before the Committee or at the direction of the Board of Directors. The current members of the Audit Committee are Robert S. Krupp, Harry Brill-Edwards and Wallace N. Kelly.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 19, 2000, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table and (iv) by all directors and executive officers of the Company as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

                                                                      Shares Beneficially Owned (1)
                    Name and Address                                   Number                  Percent
---------------------------------------------------------      ------------------------    ----------------
Edward L. Stern                                                      942,212 (2)                46.7%
5960 Central Avenue, Suite H
St. Petersburg, Florida  337307

Robert S. Krupp                                                      15,800 (3)                   *
26 Mann Drive
Kentfield, CA  94904

Harry Brill-Edwards                                                   7,998 (4)                   *
50 Chestnut Ridge Rd Suite 119A
Montvale, NJ  07645

Wallace N. Kelly                                                      2,667 (3)                   *
1 Seabreeze Ave
Charleston, RI 02813

Edward A. Stern                                                      64,512 (5)                 3.3%
180 Van Riper Avenue
Elmwood Park, NJ  07407

Michael D. Stern                                                     64,508 (5)                 3.3%
180 Van Riper Avenue
Elmwood Park, NJ  07407

All directors and officers of the                                   1,097,697 (6)               53.0%
Company as a group (6 persons)

----------
* Denotes less than 1%.

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has sole voting or investment power or has the right to acquire within 60 days after October 19, 2000. Beneficial ownership may be disclaimed as to certain of the securities.

(2) This figure includes 683,268 shares held in a Trust for the benefit of Edward L. Stern and 64,000 shares issuable upon the exercise of stock options. This figure does not include 129,532 shares of Common Stock beneficially owned by four children of Mr. Stern, as to which Mr. Stern disclaims beneficial ownership.

(3)      Includes 2,667 shares issuable upon the exercise of stock options.

(4)      Includes 2,666 shares issuable upon the exercise of stock options.

(5)      Includes 16,000 shares issuable upon the exercise of stock options.

(6)      Includes 117,133 shares issuable upon the exercise of stock options.

EXECUTIVE COMPENSATION

Compensation of Directors

         Each director of the Company who is not an officer receives a fee of $10,000 per year. Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

Employment Contracts and Change of Control Agreements

         The Company currently has no employment contracts with any of the executive officers of the Company, and the Company has no compensatory plans or arrangements with such executive officers where the amount to be paid exceeds $100,000 and which are activated upon resignation, termination, or retirement of any such executive officer upon a change of control of the Company.

Summary Compensation Table

         The following table sets forth the compensation earned by the Company's Chief Executive Officer and four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the Company's fiscal years ended June 30, 2000, 1999, and 1998:



                                              Annual Compensation
                                            -------------------------
Name and Principal Position     Fiscal                                     All Other
                                  Year       Salary         Bonus         Compensation
----------------------------    ---------   ----------    -----------    ---------------
Edward L. Stern                 2000          160,000        20,000          13,850 (1)
President and                   1999          160,000        53,000          13,850 (1)
Chief Executive Officer         1998          150,192        50,000          13,850 (1)

Edward A. Stern                 2000           90,000         20,000             -
Vice President of               1999           85,000         53,000             -
Administration                  1998           82,500         50,000             -

Michael D. Stern                2000           90,000         20,000             -
Vice President of               1999           85,000         53,000             -
Operations                      1998           82,500         50,000             -

----------
         (1)  Represents premium paid for split-dollar life insurance.

Option Grants in the Last Fiscal Year
         No stock options were granted during fiscal 2000 to the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table sets forth certain information concerning the exercise of stock options during fiscal 2000 and the number and value of unexercised options held at the end of fiscal 2000 by the Named Executive Officers.


                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised         In-the-Money Options at
                                                           Options at Year-End             Fiscal Year-End(1)
                                                      -----------------------------   -------------------------------
                             Shares
                           Acquired on      Value
          Name              Exercise      Realized     Exercisable    Unexercisable   Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------
Edward L. Stern                 -             -               42,667          21,333   $    121,174     $     60,586
Edward A. Stern                 -             -               10,667           5,333   $     30,294     $     15,146
Michael D. Stern                -             -               10,667           5,333   $     30,294     $     15,146

(1) The last reported sales price of the Common Stock as reported through the Nasdaq Stock Market on June 30, 2000 was $4.09.

Certain Relationships and Related Transactions

         Robert S. Krupp, a director of the Company, is the Managing Director and more than 10% owner of Oasis Ventures, LLC, a financial advisory firm ("Oasis"). Oasis has been retained by the Company to provide it with financial advisory services. The Company's agreement with Oasis requires that Mr. Krupp perform most of the services required to be performed by Oasis. During the Company's fiscal year ended June 30, 2000 and June 30, 1999, the Company recorded expenses with respect to Oasis of

$599,000 and $221,000, respectively.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent Stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2000.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals for the 2001 Annual Meeting of Stockholders must be submitted to the Company by June 24, 2001 to receive consideration for inclusion in the Company's Proxy Statement. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8. Any proposal submitted outside of the Rule 14a-8 process for consideration at the Company's 2001 Annual Meeting of Stockholders will be considered untimely unless it is submitted to the Secretary of the Company no later than September 7, 2001.


                             APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Gregory, Sharer & Stuart, independent accountants, to serve as the Company's independent auditors for the year ending June 30, 2001. A representative of Gregory, Sharer & Stuart is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.


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

                   ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

         This Proxy Statement is accompanied by the Company's 2000 Annual Report to Stockholders.

                                             By Order of the Board of Directors

                                             /s/ Edward L. Stern

                                             Edward L. Stern
                                             Secretary

                                                                      APPENDIX A


                       KREISLER MANUFACTURING CORPORATION
                ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 28, 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints Edward L. Stern, as attorney-in-fact and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to appear at the annual meeting of Stockholders of Kreisler Manufacturing Corporation (the "Company") to be held on the 28th day of November, 2000 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

(1)      ELECTION OF DIRECTORS
      |_| FOR the nominees listed below              |_| WITHHOLDING AUTHORITY
          (except as marked to the                       to vote for all
          contrary below)                                nominees listed below

Nominees:         Edward L. Stern                    Wallace N. Kelly
                  Robert S. Krupp                    Michael D. Stern
                  Harry Brill-Edwards                Edward A. Stern

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below).


(2) To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.


         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED.

         THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEY AND PROXY NAMED HEREIN MAY EXERCISE ALL OF THE POWERS HEREUNDER.

      The undersigned hereby acknowledges receipt of the Company's Proxy Statement relating to the 2000 Annual Meeting of Stockholders and the Company's Annual Report to Stockholders for 2000.

                              Dated:                              , 2000
                                     -----------------------------
                                                (Please date)

                                                                  (SEAL)
                              ------------------------------------
                                       (Stockholders Signature)


            Please Date, Sign and Mail in the Enclosed Reply Envelope